Exhibit 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 26, 1996, included in or incorporated by reference in Western Resources, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement on Form S-3.

                                                  ARTHUR ANDERSEN LLP

Dated:  Kansas City, Missouri,
          March 28, 1996